                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Steelcase Inc. (the "Company") for the quarterly period ended November 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James
P. Hackett, as Chief Executive Officer of the Company, and James P. Keane, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/   JAMES P. HACKETT
                                                 -----------------------
                                                 Name:  James P. Hackett
                                                 Title: President and Chief
                                                        Executive Officer
                                                 January 12, 2004

                                                 /s/   JAMES P. KEANE
                                                 -----------------------
                                                 Name:  James P. Keane
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                 January 12, 2004



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.